Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying amended Quarterly Report On Form 10-Q of EcoEmissions Solutions Inc. for the Quarter Ended May 31, 2010, I, Larry Lorenz, President and Chief Executive Officer of EcoEmissions Solutions, Inc. hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the Period Ended May 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the Period Ended May 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of EcoEmissions Solutions Inc.

By:	/s/ Larry Lorenz
Larry Lorenz
President and Chief Executive Officer

Dated: July 25, 2010